Exhibit 99.1

Press Release

Federated Investors, Inc. Announces Preliminary Fourth Quarter and Year-End 2004 Earnings Results

•	Equity assets increase to record $29 billion, up 13 percent from Q4 2003

•	Quarterly dividend of $0.125 per share declared

(PITTSBURGH, PA, February 3, 2005) — Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment management firms, today reported preliminary earnings per diluted share (EPS) from continuing operations1 of $0.44 for the quarter ended December 31, 2004, a 16 percent increase from Q4 2003’s EPS from continuing operations of $0.38. Preliminary income from continuing operations for Q4 2004 increased 15 percent to $48.3 million compared to income from continuing operations of $42.0 million for Q4 2003.

For the full-year 2004, Federated reported preliminary EPS from continuing operations of $1.77, an increase of five percent from $1.68 in 2003. Federated reported preliminary income from continuing operations of $195.3 million for the full-year 2004, a four percent increase from $188.1 million for 2003.

These earnings results are preliminary as the company is currently involved in discussions with the Securities and Exchange Commission and the Office of the New York State Attorney General to resolve issues raised by past mutual fund trading activities. The process of resolving these issues will likely result in changes to the 2004 preliminary results.

Federated’s total managed assets were $179.3 billion at December 31, 2004, down $18.6 billion or nine percent from $197.9 billion at the end of 2003 and up from $177.6 billion at the end of Q3 2004. Average managed assets for Q4 2004 were $178.9 billion, down $20.2 billion or 10 percent from $199.1 billion reported for Q4 2003 and down $2.9 billion from $181.8 billion in average managed assets reported for Q3 2004.

“Federated’s increase in revenue resulted from our diversified product mix as growth in equity assets under management offset decreases in money market and fixed-income assets in a period of rising short-term interest rates,” said J. Christopher Donahue, president and CEO. “In 2005, we will work toward equity and fixed-income expansion and we intend to grow our cash management business by developing new applications for our existing products and pursuing acquisition opportunities.”

Contacts:

MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

The company also announced that its board of directors declared a quarterly dividend of $0.125 per share. The dividend is payable on February 28, 2005, to shareholders of record as of February 18, 2005. During Q4 2004, Federated purchased 617,400 shares of class B common stock for $18.5 million. For 2004, the company purchased 4,153,901 shares for $121.4 million.

As a result of increases in net asset values and solid flows, equity assets in both funds and separate accounts increased to a record $29.0 billion at December 31, 2004, compared to $25.6 billion at the end of 2003 and $26.2 billion at the end of Q3 2004. Among equity funds, Federated had positive net sales for the year with strong net sales in the Federated Market Opportunity Fund, a contrarian value fund; Federated Kaufmann Fund, a mid-cap growth fund; Federated Kaufmann Small Cap Fund, a small-cap growth fund; Federated Capital Appreciation Fund, a core blend fund; and Federated Muni and Stock Advantage Fund, a tax-advantaged income fund with a secondary objective of capital appreciation. Additionally, driven by strong net sales, Federated’s managed account equity products increased to $1.1 billion at December 31, 2004 from $448 million at the end of 2003.

Through its mutual funds and separate accounts, Federated managed $55.0 billion in equity and fixed-income assets at December 31, 2004, down slightly from $55.1 billion at the end of 2003. Fixed-income assets were $26.0 billion at December 31, 2004, down $3.6 billion from the end of 2003 and up slightly from Q3 2004. Among the top selling fixed-income funds were Federated Total Return Bond Fund, a multi-sector bond fund, and Federated Short-Term Income Fund.

Money market assets in both funds and separate accounts totaled $124.3 billion at December 31, 2004, $18.5 billion or 13 percent less than $142.8 billion at December 31, 2003 and down from $125.5 billion at September 30, 2004. Average money market assets were $125.3 billion for the quarter ended December 31, 2004, compared to $145.3 billion for the same period last year and $129.9 billion for Q3 2004. Average money market fund assets of $112.4 billion for Q4 2004 decreased from $132.0 billion for Q4 2003 and from $116.8 billion for the prior quarter.

Preliminary Financial Highlights

For Q4 2004, Federated derived 40 percent of its revenue from equity assets, 38 percent from money market assets, 19 percent from fixed-income assets and three percent from other products. For 2004, Federated derived 40 percent of its revenue from money market assets, 37 percent from equity assets, 19 percent from fixed-income assets and four percent from other products.

Total revenue decreased slightly for Q4 2004 to $208.7 million from $209.6 million for Q4 2003 and grew by two percent from the prior quarter. Total revenue for 2004 increased seven percent to $847.6 million compared to $795.8 million for 2003. Preliminary operating expenses decreased 11 percent for Q4 2004 to $125.0 million from $140.3 million for Q4 2003 due primarily to investigation-related costs recorded in Q4 2003. Preliminary operating expenses for 2004 increased five percent to $511.1 million compared to $488.4 million for 2003.

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

For comparisons to 2003, increases in other service fees, net; amortization of deferred sales commissions; and debt expense—nonrecourse include the result of applying financing treatment in 2004 to account for all B-share distribution-related funding arrangements. The impact of financing treatment in Q4 2004 was approximately $12.1 million of additional revenue, $9.2 million of additional operating expense and $4.0 million of additional debt expense—nonrecourse compared to Q4 2003. For 2004, the impact of financing treatment was approximately $49.0 million of additional revenue, $36.7 million of additional operating expense and $16.8 million of additional debt expense—nonrecourse.

As a result of certain contractual changes, Federated’s 2004 revenue and operating income were impacted by the elimination of portfolio accounting revenue and expenses related to Federated-sponsored funds. Q4 2003 and full-year 2003 included $4.2 million and $16.6 million, respectively, of revenue and $3.4 million and $13.7 million, respectively, of operating expenses that, due to the portfolio accounting contract changes, are no longer recorded effective January 1, 2004.

Federated will host an earnings conference call at 9:00 a.m. on Friday, February 4, 2005. Investors are invited to listen to Federated’s preliminary Q4 and year-end 2004 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 9:00 a.m. Eastern start time. The call may also be accessed in real time on the Internet via the About Us section of www.federatedinvestors.com. A replay will be available after 12:30 p.m. and until February 11, 2005, by calling 800-642-1687 (domestic) or 706-645-9291 (international) and entering code 3453499.

Federated Investors, Inc. is one of the largest investment management firms in the United States, managing $179.3 billion in assets as of December 31, 2004. With 133 mutual funds, various separately managed accounts and closed-end funds, Federated provides comprehensive investment management worldwide to 5,700 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top two percent of money market fund managers in the industry, the top six percent of fixed-income fund managers and the top six percent of equity fund managers.2

###

1	Continuing operations exclude both the results of operations, net of tax and the sale of the firm’s mutual fund transfer agency business to Boston Financial Data Services on June 30, 2004. Financial results have been reclassified to reflect this activity as discontinued operations. For more information, see Federated’s related filing on Form 8-K dated July 6, 2004 and Federated’s Form 10-Q dated August 6, 2004.
2	Strategic Insight, November 2004. Based on assets under management in open-end funds.

Certain statements in this press release, such as those related to the execution of the company’s growth strategy constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include the ability to grow our customer base, develop new applications for our products and complete acquisitions, as well as those factors discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

For more complete information on Federated funds, please visit www.federatedinvestors.com for prospectuses. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the fund’s prospectus, which investors should read carefully before investing.

Federated Securities Corp., is the distributor of the Federated funds.

Separately managed accounts are available through Federated Investment Counseling, a registered investment advisor.

Past performance is no guarantee of future results.

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

Preliminary Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Quarter Ended Dec. 31,		% Change Q4 2003 to Q4 2004	Quarter Ended Sept. 30, 2004	% Change Q3 2004 to Q4 2004
	2004	2003
Revenue
Investment advisory fees, net	$135,748	$139,595	(3)%	$131,716	3%
Administrative service fees, net	32,073	36,706	(13)	33,497	(4)
Other service fees, net	39,038	31,170	25	38,002	3
Other, net	1,824	2,129	(14)	1,974	(8)

Total Revenue	208,683	209,600	—	205,189	2

Operating Expenses
Compensation and related	41,633	42,980	(3)	42,088	(1)
General and administrative
Marketing and distribution	37,095	40,910	(9)	37,336	(1)
Professional service fees	8,476	19,648	(57)	6,697	27
Office and occupancy	5,548	6,381	(13)	5,563	—
Systems and communications	4,714	4,310	9	5,050	(7)
Advertising and promotional	3,671	5,093	(28)	3,655	—
Travel and related	3,604	3,710	(3)	2,956	22
Other	3,668	10,311	(64)	4,276	(14)

Total general and administrative	66,776	90,363	(26)	65,533	2
Amortization of deferred sales commissions	13,913	4,358	219	13,526	3
Amortization of intangible assets	2,653	2,647	—	2,669	(1)

Total Operating Expenses	124,975	140,348	(11)	123,816	1

Operating Income	83,708	69,252	21	81,373	3

Nonoperating Income (Expenses)
Investment income, net	1,337	727	84	759	76
Debt expense—recourse	(84)	(129)	(35)	(108)	(22)
Debt expense—nonrecourse	(4,880)	(1,032)	373	(5,082)	(4)
Other, net	(25)	7	(457)	5	(600)

Total Nonoperating Expenses, net	(3,652)	(427)	755	(4,426)	(17)

Minority interest	2,484	2,563	(3)	2,477	—

Income from continuing operations before income taxes	77,572	66,262	17	74,470	4
Income tax provision	29,307	24,310	21	27,269	7

Income from continuing operations	48,265	41,952	15	47,201	2

Discontinued operations, net of tax	(276)	822	(134)	(150)	(84)

Net Income	$47,989	$42,774	12%	$47,051	2%

Earnings Per Share—Basic
Income from continuing operations	$0.45	$0.39	15%	$0.44	2%
(Loss) Income from discontinued operations	$(0.00)	$0.01	(100)%	$(0.00)	—

Net Income	$0.45	$0.40	13%	$0.44	2%

Earnings Per Share—Diluted
Income from continuing operations	$0.44	$0.38	16%	$0.43	2%
(Loss) Income from discontinued operations	$(0.00)	$0.01	(100)%	$(0.00)	—

Net Income*	$0.44	$0.38	16%	$0.43	2%

Weighted-average shares outstanding
Basic	106,823	107,502		107,591

Diluted	108,933	111,278		109,848

Dividends declared per share	$0.125	$0.085		$0.102

*	May not sum due to rounding.

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

Preliminary Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Year Ended Dec. 31,		% Change
	2004	2003
Revenue
Investment advisory fees, net	$546,167	$528,370	3%
Administrative service fees, net	135,851	144,872	(6)
Other service fees, net	158,136	114,848	38
Other, net	7,482	7,683	(3)

Total Revenue	847,636	795,773	7

Operating Expenses
Compensation and related	171,846	169,749	1
General and administrative
Marketing and distribution	156,474	156,093	––
Professional service fees	34,218	45,254	(24)
Office and occupancy	21,737	24,507	(11)
Systems and communications	19,678	19,326	2
Advertising and promotional	15,391	17,437	(12)
Travel and related	12,259	12,864	(5)
Other	13,128	17,764	(26)

Total general and administrative	272,885	293,245	(7)
Amortization of deferred sales commissions	55,716	14,911	274
Amortization of intangible assets	10,673	10,494	2

Total Operating Expenses	511,120	488,399	5

Operating Income	336,516	307,374	9

Nonoperating Income (Expenses)
Investment income, net	3,422	1,966	74
Debt expense—recourse	(373)	(491)	(24)
Debt expense—nonrecourse	(20,655)	(4,215)	390
Other, net	(143)	(95)	51

Total Nonoperating Expenses, net	(17,749)	(2,835)	526

Minority interest	9,951	10,206	(2)

Income from continuing operations before income taxes	308,816	294,333	5
Income tax provision	113,514	106,272	7

Income from continuing operations	195,302	188,061	4

Discontinued operations, net of tax	2,120	3,424	(38)

Net Income	$197,422	$191,485	3%

Earnings Per Share—Basic
Income from continuing operations	$1.81	$1.74	4%
Income from discontinued operations	$0.02	$0.03	(33)%

Net Income*	$1.83	$1.78	3%

Earnings Per Share—Diluted
Income from continuing operations	$1.77	$1.68	5%
Income from discontinued operations	$0.02	$0.03	(33)%

Net Income	$1.79	$1.71	5%

Weighted-average shares outstanding
Basic	107,615	107,839

Diluted	110,410	112,059

Dividends declared per share	$0.414	$0.297

*	May not sum due to rounding.

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

Preliminary Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2004	December 31, 2003
Assets
Cash and other short-term investments	$258,271	$233,990
Other current assets	62,281	57,342
Deferred sales commissions, net	286,650	327,717
Intangible assets, net	311,974	226,268
Other long-term assets	33,564	33,911

Total Assets	$952,740	$879,228

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$159,511	$130,401
Long-term debt—recourse	8	542
Long-term debt—nonrecourse	284,915	327,142
Other long-term liabilities and minority interest	34,310	25,290
Shareholders’ equity excluding treasury stock	1,010,442	841,006
Treasury stock	(536,446)	(445,153)

Total Liabilities, Minority Interest and Shareholders’ Equity	$952,740	$879,228

Changes in Equity and Fixed-Income Fund Assets

(in millions)

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Equity Funds
Beginning Assets	$23,589	$20,064	$22,817	$16,240

Sales	1,434	1,743	5,972	6,320
Redemptions	(1,468)	(1,276)	(5,532)	(5,208)

Net (redemptions) sales	(34)	467	440	1,112
Net exchanges	28	66	257	298
Acquisition related	—	—	105	47
Other*	2,368	2,220	2,332	5,120

Ending Equity Fund Assets	$25,951	$22,817	$25,951	$22,817

Fixed-Income Funds
Beginning Assets	$21,315	$24,088	$24,004	$22,169

Sales	1,588	2,605	7,719	14,206
Redemptions	(2,004)	(2,929)	(11,209)	(13,134)

Net (redemptions) sales	(416)	(324)	(3,490)	1,072
Net exchanges	(14)	(11)	11	(362)
Acquisition related	—	—	220	118
Other*	252	251	392	1,007

Ending Fixed-Income Fund Assets	$21,137	$24,004	$21,137	$24,004

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated Announces Preliminary Q4 and Year-End 2004 Results

February 3, 2005

(in millions)

MANAGED ASSETS	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	March 31, 2004	Dec. 31, 2003
By Asset Class
Equity	$29,013	$26,217	$26,598	$26,399	$25,627
Fixed-income	25,953	25,926	25,858	29,498	29,517
Money market	124,302	125,474	131,385	138,005	142,773

Total Managed Assets	$179,268	$177,617	$183,841	$193,902	$197,917

By Market
Trust	$86,947	$86,968	$91,507	$91,951	$96,131
Broker/dealer*	47,706	45,103	45,570	47,982	48,023
Institutional*	23,135	23,400	24,418	28,220	30,330
International	2,855	2,606	2,486	2,658	2,452
Other	18,625	19,540	19,860	23,091	20,981

Total Managed Assets	$179,268	$177,617	$183,841	$193,902	$197,917

By Product Type
Mutual Funds:
Equity	$25,951	$23,589	$24,074	$23,994	$22,817
Fixed-income	21,137	21,315	21,473	23,824	24,004
Money market	110,559	112,672	117,543	121,788	128,878

Total Fund Assets	$157,647	$157,576	$163,090	$169,606	$175,699

Separate Accounts:
Equity	$3,062	$2,628	$2,524	$2,405	$2,810
Fixed-income	4,816	4,611	4,385	5,674	5,513
Money market	13,743	12,802	13,842	16,217	13,895

Total Separate Accounts	$21,621	$20,041	$20,751	$24,296	$22,218

Total Managed Assets	$179,268	$177,617	$183,841	$193,902	$197,917

AVERAGE MANAGED ASSETS	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	March 31, 2004	Dec. 31, 2003
By Asset Class
Equity	$27,659	$25,746	$26,104	$26,394	$24,250
Fixed-income	26,014	26,079	27,366	29,533	29,601
Money market	125,272	129,933	137,022	144,157	145,287

Total Avg. Assets	$178,945	$181,758	$190,492	$200,084	$199,138

By Product Type
Mutual Funds:
Equity	$24,793	$23,207	$23,686	$23,623	$21,676
Fixed-income	21,262	21,606	22,461	23,874	24,145
Money market	112,373	116,753	122,089	127,767	131,972

Total Avg. Fund Assets	$158,428	$161,566	$168,236	$175,264	$177,793

Separate Accounts:
Equity	$2,866	$2,539	$2,418	$2,771	$2,574
Fixed-income	4,752	4,473	4,905	5,659	5,456
Money market	12,899	13,180	14,933	16,390	13,315

Total Avg. Separate Acct.	$20,517	$20,192	$22,256	$24,820	$21,345

Total Avg. Assets	$178,945	$181,758	$190,492	$200,084	$199,138

ADMINISTERED ASSETS	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	March 31, 2004	Dec. 31, 2003
Period End	$37,164	$36,289	$43,566	$43,660	$43,428
Average**	$36,558	$41,024	$43,331	$43,920	$43,754

*	Certain amounts previously reported have been reclassified to conform with the current quarter’s presentation.
**	Average administered assets for the quarter ended Sept. 30, 2004 were previously reported as $43,341 and have been corrected to $41,024.